Fair Value Measurement - Changes in Fair Value of Financial Assets and Liabilities in Level 3 (Parenthetical) (Detail) - Level 3 of fair value hierarchy [member] - CAD ($) $ in Millions	Apr. 30, 2024	Jan. 31, 2024	Apr. 30, 2023
Disclosure of reconciliation of changes in fair value measurement assets liabilities [line items]
Deposits	$ 197	$ 212	$ 76
Bifurcated embedded derivative liabilities	156	174	245
Other liabilities designated at FVTPL	$ 27	$ 13	$ 21